1 Exhibit 99.1 U.S. CONCRETE ANNOUNCES FIRST QUARTER 2018 RESULTS EULESS, TEXAS – April 30, 2018 – U.S. Concrete, Inc. (NASDAQ: USCR), a leading producer of construction materials in select major markets across the United States, today reported results for the quarter ended March 31, 2018. FIRST QUARTER 2018 HIGHLIGHTS COMPARED TO FIRST QUARTER 2017 • Consolidated revenue increased 9.6% to $327.8 million • Ready-mixed concrete revenue increased 5.0% to $289.2 million • Ready-mixed concrete average sales price improved 2.0% to $136.99 per cubic yard • Aggregate products revenue increased 83.3% to $32.7 million • Aggregate products average sales price increased 14.1% to $14.36 per ton • Completed three acquisitions, including ready-mixed concrete plants in key growth markets enhancing the Company's established presence in the New York metro and Philadelphia regions, and ready-mixed concrete plants and aggregate reserves within Texas, which increased vertical integration • Ready-mixed concrete backlog increased 11.0% to an all-time high of 8.2 million cubic yards FIRST QUARTER 2018 RESULTS COMPARED TO FIRST QUARTER 2017 Consolidated revenue increased 9.6% to $327.8 million, compared to $299.1 million in the prior year first quarter. Revenue from the ready-mixed concrete segment increased $13.8 million, or 5.0%, compared to the prior year first quarter, driven by acquisition volume and pricing. The Company’s ready-mixed concrete sales volume was 2.1 million cubic yards, up 2.2% compared to the prior year first quarter. Ready-mixed concrete average sales price per cubic yard increased $2.71, or 2.0%, to $136.99 compared to $134.28 in the prior year first quarter. Ready-mixed concrete material spread increased to $67.34 per cubic yard, compared to $66.70 per cubic yard in the prior year first quarter. Ready-mixed concrete backlog at the end of the 2018 first quarter was approximately 8.2 million cubic yards, up 11.0% compared to the end of the prior year first quarter and up 4.0% compared to 2017 year end. Aggregate products sales volume was 2.1 million tons, up 71.3% compared to the prior year first quarter, including the benefit of 2017 acquisitions. Aggregate products average sales price increased 14.1% to $14.36 per ton in the 2018 first quarter compared to the prior year first quarter. During the 2018 first quarter, operating income was $7.5 million compared to $21.3 million in the first quarter of 2017, with an operating income margin of 2.3% compared to 7.1% in the first quarter of 2017. The first quarter of 2018

2 included the negative impact of weather-related challenges as we experienced the wettest February on record in the Dallas/ Ft. Worth metroplex and four nor'easters impacted our Atlantic region during March. These weather delays did not result in the cancellation of work, only deferring it into future quarters. On a non-GAAP basis, our consolidated Adjusted Gross Profit was $61.7 million in the 2018 first quarter compared to $63.4 million in the prior year first quarter, with an Adjusted Gross Margin of 18.8% compared to 21.2% in the prior year first quarter. Adjusted Gross Margin declined as a result of a change in overall product mix and the negative impact of weather-related delays in some of our major markets. Adjusted Gross Profit and Adjusted Gross Margin are non-GAAP financial measures. Please refer to the definitions, reconciliations and other information at the end of this press release. Selling, general and administrative (“SG&A”) expenses were $32.3 million in the 2018 first quarter compared to $25.8 million in the prior year first quarter. SG&A as a percentage of revenue was 9.8% in the 2018 first quarter compared to 8.6% in the prior year first quarter. We incurred $2.5 million in acquisition-related costs during the first quarter of 2018 compared to $0.4 million in the first quarter of 2017. We also incurred $2.2 million in non-cash stock compensation expense during the first quarter of 2018 compared to $1.6 million in the first quarter of 2017. On a non-GAAP basis, our Adjusted SG&A, which excludes acquisition-related costs and non-cash stock compensation expense, was $27.5 million for the 2018 first quarter compared to $23.2 million in the prior year first quarter, reflecting increased personnel-related costs to support our growth initiatives and acquisition strategy as well as the impact of SG&A from recent acquisitions. Adjusted SG&A as a percentage of revenue was 8.4% in the 2018 first quarter, compared to 7.8% in the prior year first quarter. Adjusted SG&A and Adjusted SG&A as a percentage of revenue are non-GAAP financial measures. Please refer to the definitions, reconciliations and other information at the end of this press release. During the 2018 first quarter, our loss from continuing operations was $3.8 million, as compared to income from continuing operations of $7.0 million in the 2017 first quarter. Total Adjusted EBITDA was $36.0 million in the 2018 first quarter. Ready-mixed concrete segment Adjusted EBITDA was $41.0 million in the 2018 first quarter, which was adversely impacted by weather compared to the prior year. Aggregate products Adjusted EBITDA of $5.0 million in the 2018 first quarter increased $1.0 million compared to the prior year first quarter primarily related to higher sales volumes, including the benefit of 2017 acquisitions, despite significant weather-related delays during the quarter. Total Adjusted EBITDA is a non-GAAP financial measure. Please refer to the definitions, reconciliations and other information at the end of this press release. For the first quarter of 2018, the net loss attributable to U.S. Concrete was $3.9 million, or $0.23 per diluted share, compared to net income attributable to U.S. Concrete of $6.9 million, or $0.42 per diluted share, in the first quarter of 2017. Adjusted Net Income from Continuing Operations was $3.0 million, or $0.18 per diluted share in the first quarter of 2018, compared to $11.2 million, or $0.68 per diluted share, in the prior year first quarter, including the impact of a normalized tax rate of 26% in both periods. Adjusted Net Income from Continuing Operations and Adjusted Net Income from Continuing Operations per Diluted Share are non-GAAP financial measures. Please refer to the definitions, reconciliations and other information at the end of this press release.

3 MANAGEMENT COMMENTARY William J. Sandbrook, President, Chief Executive Officer and Vice Chairman of U.S. Concrete stated, “Despite yet another challenging quarter due to weather, we are pleased to report multiple financial accomplishments, including our 29th straight quarter of year-over-year revenue growth, our 28th straight quarter of ready-mixed concrete pricing growth as well as a new first quarter revenue high of $328 million. We continue to maintain our focus on operating excellence and push forward with accelerated efforts on integrating our recent acquisitions, which were strong contributors for the quarter.” Mr. Sandbrook continued, “We have a lot to be excited about heading into the peak months of the construction season and are optimistic about the rest of the year. We have grown and maintained record backlog levels, we have just scratched the surface on the production and earnings capacity of our recent acquisitions and demand remains high in all of our markets, which we intend to capitalize on in the coming months with the cooperation of more normalized weather.” Mr. Sandbrook concluded, “Our recent acquisition of Polaris Materials represents a key success in our vertical integration growth strategy. The addition means more than just an internal source of aggregates for our ready-mixed concrete business in Northern California and entrance into new markets, but represents our ability to provide high-quality materials in otherwise supply-constrained areas for the foreseeable future. Our integration of Polaris remains ahead of our internal plan, and we continue to aggressively work on the acceleration of volume into the various markets we serve as well as plans to further develop land acquired as part of the transaction for additional capacity. We are extremely excited and confident with the anticipated returns from this dynamic acquisition.” BALANCE SHEET AND LIQUIDITY Net cash provided by operating activities in the first quarter of 2018 was $25.9 million, compared to net cash provided by operating activities in the prior year first quarter of $29.5 million. The reduction in net cash provided by operating activities in the first quarter of 2018 primarily related to lower net income. The Company’s Adjusted Free Cash Flow in the first quarter of 2018 was $19.5 million, which primarily reflects the impact of working capital changes, as compared to $19.6 million in the prior year first quarter. Adjusted Free Cash Flow is a non-GAAP financial measure. Please refer to the definitions, reconciliations and other information at the end of this press release. At March 31, 2018, the Company had cash and cash equivalents of $36.6 million and total debt of $755.7 million, resulting in Net Debt of $719.1 million. Net Debt increased by $48.4 million from December 31, 2017, largely as a result of the successful deployment of capital for the continued execution of our acquisition strategy and capital expenditures for plant equipment to support the growing demands in our markets. The Company had $137.7 million of unused availability under its revolving credit facility at March 31, 2018. Net Debt is a non-GAAP financial measure. Please refer to the definitions, reconciliations and other information at the end of this press release.

4 CONFERENCE CALL AND WEBCAST DETAILS U.S. Concrete will host a conference call on Monday, April 30, 2018 at 10:00 a.m. Eastern Time (9:00 a.m. Central Time), to review its first quarter 2018 results. To participate in the call, please dial (877) 312-8806 – Conference ID: 5959087 at least ten minutes before the conference call begins and ask for the U.S. Concrete conference call. A live webcast will be available on the Investor Relations section of the Company's website at www.us-concrete.com. Please visit the website at least 15 minutes before the call begins to register, download and install any necessary audio software. A replay of the conference call and archive of the webcast will be available shortly after the call on the Investor Relations section of the Company’s website at www.us-concrete.com. ABOUT U.S. CONCRETE U.S. Concrete serves the construction industry in several major markets in the United States through its two business segments: ready-mixed concrete and aggregate products. The Company has 181 standard ready-mixed concrete plants, 17 volumetric ready-mixed concrete facilities, and 19 producing aggregates facilities. During 2017, U.S. Concrete sold approximately 9.0 million cubic yards of ready-mixed concrete and approximately 6.2 million tons of aggregates. For more information on U.S. Concrete, visit www.us-concrete.com. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various forward-looking statements and information that are based on management's beliefs, as well as assumptions made by and information currently available to management. These forward-looking statements speak only as of the date of this press release. The Company disclaims any obligation to update these statements and cautions you not to rely unduly on them. Forward-looking information includes, but is not limited to, statements regarding: the expansion of the business; the opportunities and results of our acquisitions; the prospects for growth in new and existing markets; encouraging nature of volume and pricing increases; the business levels of our existing markets; ready-mixed concrete backlog; ability to maintain our cost structure and monitor fixed costs; ability to maximize liquidity, manage variable costs, control capital spending and monitor working capital usage; and the adequacy of current liquidity. Although U.S. Concrete believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among other matters: general and regional economic conditions; the level of activity in the construction industry; the ability of U.S. Concrete to complete acquisitions and to effectively integrate the operations of acquired companies; development of adequate management infrastructure; departure of key personnel; access to labor; union disruption; competitive factors; government regulations; exposure to environmental and other liabilities; the cyclical and seasonal nature of U.S. Concrete's business; adverse weather conditions; the availability and pricing of raw materials; the availability of refinancing alternatives; results of litigation; and general risks related to the industry and markets in which U.S. Concrete operates. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those expected. These risks, as well as others, are discussed in greater detail in U.S. Concrete's filings with the Securities and Exchange Commission, including U.S. Concrete's Annual Report on Form 10-K for the year ended December 31, 2017. (Tables Follow)

5 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (in thousands, except per share amounts) Three Months Ended March 31, 2018 2017 Revenue $ 327,787 $ 299,133 Cost of goods sold before depreciation, depletion and amortization 267,232 235,759 Selling, general and administrative expenses 32,276 25,817 Depreciation, depletion and amortization 20,575 15,859 Change in value of contingent consideration 368 608 Gain on sale of assets, net (190) (192) Operating income 7,526 21,282 Interest expense, net 11,309 10,142 Derivative income — (1,856) Other income, net (1,619) (708) Income (loss) from continuing operations before income taxes (2,164) 13,704 Income tax expense 1,652 6,702 Income (loss) from continuing operations (3,816) 7,002 Loss from discontinued operations, net of taxes — (122) Net income (loss) (3,816) 6,880 Less: Net income attributable to non-controlling interest (42) — Net income (loss) attributable to U.S. Concrete $ (3,858) $ 6,880 Basic income (loss) per share attributable to U.S. Concrete: Income (loss) from continuing operations $ (0.23) $ 0.45 Loss from discontinued operations, net of taxes — (0.01) Net income (loss) per share attributable to U.S. Concrete - basic $ (0.23) $ 0.44 Diluted income (loss) per share attributable to U.S. Concrete: Income (loss) from continuing operations $ (0.23) $ 0.43 Loss from discontinued operations, net of taxes — (0.01) Net income (loss) per share attributable to U.S. Concrete - diluted $ (0.23) $ 0.42 Weighted average shares outstanding: Basic 16,423 15,498 Diluted 16,423 16,483

6 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) March 31, 2018 December 31, 2017 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 36,616 $ 22,581 Trade accounts receivable, net 213,354 214,221 Inventories 47,341 48,085 Prepaid expenses 9,460 5,297 Other receivables 16,073 19,191 Other current assets 1,479 2,310 Total current assets 324,323 311,685 Property, plant and equipment, net 664,594 636,268 Goodwill 220,107 204,731 Intangible assets, net 126,134 118,123 Other assets 7,161 5,327 Total assets $ 1,342,319 $ 1,276,134 LIABILITIES AND STOCKHOLDERS' EQUITY Current liabilities: Accounts payable $ 115,729 $ 117,070 Accrued liabilities 84,038 65,420 Current maturities of long-term debt 25,902 25,951 Total current liabilities 225,669 208,441 Long-term debt, net of current maturities 729,826 667,385 Other long-term obligations and deferred credits 84,533 93,341 Deferred income taxes 3,123 4,825 Total liabilities 1,043,151 973,992 Commitments and contingencies Equity: Preferred stock — — Common stock 18 18 Additional paid-in capital 321,216 319,016 Accumulated deficit (17,642) (13,784) Treasury stock, at cost (26,032) (24,799) Total shareholders' equity 277,560 280,451 Non-controlling interest 21,608 21,691 Total equity 299,168 302,142 Total liabilities and equity $ 1,342,319 $ 1,276,134

7 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (in thousands) Three Months Ended March 31, 2018 2017 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ (3,816) $ 6,880 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation, depletion and amortization 20,575 15,859 Amortization of debt issuance costs 463 519 Amortization of discount on long-term incentive plan and other accrued interest 194 185 Amortization of premium on long-term debt (388) (388) Derivative income — (1,856) Change in value of contingent consideration 368 608 Net gain on disposal of assets (190) (192) Deferred income taxes (547) 2,761 Provision for doubtful accounts and customer disputes 982 718 Stock-based compensation 2,172 1,619 Unrealized foreign exchange gain (13) — Changes in assets and liabilities, excluding effects of acquisitions: Accounts receivable (128) 6,749 Inventories 1,418 182 Prepaid expenses and other current assets (1,785) (2,246) Other assets and liabilities (1,346) (77) Accounts payable and accrued liabilities 7,977 (1,777) Net cash provided by operating activities 25,936 29,544 CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property, plant and equipment (8,375) (10,718) Payments for acquisitions, net of cash acquired (60,250) (2,731) Proceeds from disposals of property, plant and equipment 262 485 Proceeds from disposal of businesses 72 294 Insurance proceeds from property loss claims 1,634 — Net cash used in investing activities (66,657) (12,670) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from revolver borrowings 135,650 — Repayments of revolver borrowings (69,650) — Proceeds from issuance of debt — 211,500 Proceeds from exercise of warrants and stock options 28 327 Payments of other long-term obligations (3,540) (4,500) Payments for other financing (6,419) (4,246) Debt issuance costs — (3,170) Other treasury share purchases (1,233) (735) Net cash provided by financing activities 54,836 199,176 EFFECT OF EXCHANGE RATES ON CASH AND CASH EQUIVALENTS (80) — NET INCREASE IN CASH AND CASH EQUIVALENTS 14,035 216,050 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 22,581 75,774 CASH AND CASH EQUIVALENTS AT END OF PERIOD $ 36,616 $ 291,824

8 UNAUDITED SEGMENT FINANCIAL INFORMATION Our two reportable segments consist of ready-mixed concrete and aggregate products. Our chief operating decision maker evaluates segment performance and allocates resources based on Adjusted EBITDA. The following tables set forth certain unaudited financial information relating to our continuing operations by reportable segment (in thousands, except average sales price amounts): Three Months Ended March 31, 2018 2017 Revenue: Ready-mixed concrete Sales to external customers $ 289,240 $ 275,456 Aggregate products Sales to external customers 19,455 9,297 Intersegment sales 13,223 8,527 Total aggregate products 32,678 17,824 Total reportable segment revenue 321,918 293,280 Other products and eliminations 5,869 5,853 Total revenue $ 327,787 $ 299,133 Reportable Segment Adjusted EBITDA Ready-mixed concrete Adjusted EBITDA $ 40,967 $ 41,504 Aggregate products Adjusted EBITDA $ 5,030 $ 3,997 Three Months Ended March 31, Year- Over- Year % Change2018 2017 Ready-Mixed Concrete Average sales price per cubic yard $ 136.99 $ 134.28 2.0% Sales volume in cubic yards 2,095 2,049 2.2% Aggregate Products Average sales price per ton $ 14.36 $ 12.59 14.1% Sales volume in tons 2,135 1,246 71.3%

9 NON-GAAP FINANCIAL MEASURES (Unaudited) Total Adjusted EBITDA and Total Adjusted EBITDA Margin Total Adjusted EBITDA and Total Adjusted EBITDA Margin are non-GAAP financial measures. We define Total Adjusted EBITDA as our income (loss) from continuing operations, excluding the impact of income tax expense (benefit), depreciation, depletion and amortization, net interest expense, derivative (income) loss, non-cash change in value of contingent consideration, hurricane-related losses, quarry dredge costs for specific event, purchase accounting adjustments for inventory, non-cash stock compensation expense, acquisition-related costs and officer transition expenses. Acquisition-related costs consist of fees and expenses for accountants, lawyers and other professionals incurred during the negotiation and closing of strategic acquisitions and certain acquired entities' management severance costs. Acquisition-related costs do not include fees or expenses associated with post-closing integration of strategic acquisitions. We define Total Adjusted EBITDA Margin as the amount determined by dividing Total Adjusted EBITDA by total revenue. We have included Total Adjusted EBITDA and Total Adjusted EBITDA Margin herein because they are widely used by investors for valuation and comparing our financial performance with the performance of other building material companies. We also use Total Adjusted EBITDA and Total Adjusted EBITDA Margin to monitor and compare the financial performance of our operations. Total Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of Total Adjusted EBITDA may not be comparable to similarly titled measures other companies report. Total Adjusted EBITDA and Total Adjusted EBITDA Margin are not intended to be used as an alternative to any measure of our performance in accordance with GAAP. The following table reconciles Total Adjusted EBITDA to the most directly comparable GAAP financial measure, which is income (loss) from continuing operations (in thousands). Three Months Ended March 31, 2018 2017 Total Adjusted EBITDA Reconciliation Income (loss) from continuing operations $ (3,816) $ 7,002 Add: Income tax expense 1,652 6,702 Income (loss) from continuing operations before income taxes (2,164) 13,704 Add: Depreciation, depletion and amortization 20,575 15,859 Add: Interest expense, net 11,309 10,142 Add: Derivative income — (1,856) Add: Non-cash change in value of contingent consideration 368 608 Add: Hurricane-related losses 307 — Add: Quarry dredge costs for specific event 191 — Add: Purchase accounting adjustments for inventory 706 — Add: Non-cash stock compensation expense 2,172 1,619 Add: Acquisition-related costs 2,539 413 Add: Officer transition expenses — 584 Total Adjusted EBITDA $ 36,003 $ 41,073 Income (loss) from continuing operations margin (1.2)% 2.3% Total Adjusted EBITDA Margin 11.0% 13.7%

10 Adjusted Gross Profit and Adjusted Gross Margin Adjusted Gross Profit and Adjusted Gross Margin are non-GAAP financial measures. We define Adjusted Gross Profit as our operating income (loss), excluding the impact of depreciation, depletion and amortization ("DD&A"), selling, general and administrative expenses, change in value of contingent consideration, hurricane-related losses in COGS before DD&A, purchase accounting adjustments for inventory, quarry dredge costs for specific event, and loss (gain) on disposal of assets, net. We define Adjusted Gross Margin as the amount determined by dividing Adjusted Gross Profit by total revenue. We have included Adjusted Gross Profit and Adjusted Gross Margin herein because they are widely used by investors for valuing and comparing our financial performance from period to period. We also use Adjusted Gross Profit and Adjusted Gross Margin to monitor and compare the financial performance of our operations. Adjusted Gross Profit and Adjusted Gross Margin are not intended to be used as an alternative to any measure of our performance in accordance with GAAP. The following table reconciles Adjusted Gross Profit to the most directly comparable GAAP financial measure, which is operating income (in thousands). Three Months Ended March 31, 2018 2017 Adjusted Gross Profit Reconciliation Operating income $ 7,526 $ 21,282 Add: Depreciation, depletion and amortization 20,575 15,859 Add: Selling, general and administrative expenses 32,276 25,817 Add: Change in value of contingent consideration 368 608 Add: Hurricane-related losses in COGS before DD&A 277 — Add: Purchase accounting adjustments for inventory 706 — Add: Quarry dredge costs for specific event 191 — Less: Gain on disposal of assets, net (190) (192) Adjusted Gross Profit (non-GAAP) $ 61,729 $ 63,374 Operating income margin 2.3% 7.1% Adjusted Gross Margin (non-GAAP) 18.8% 21.2%

11 Adjusted SG&A and Adjusted SG&A as a Percentage of Revenue Adjusted selling, general and administrative (“SG&A”) and Adjusted SG&A as a percentage of revenue are non-GAAP financial measures. We define Adjusted SG&A as selling, general and administrative expenses, excluding the impact of non-cash stock compensation expense, acquisition-related costs, officer transition expenses and hurricane-related losses. We define Adjusted SG&A as a percentage of revenue as Adjusted SG&A divided by total revenue. We have included Adjusted SG&A and Adjusted SG&A as a percentage of revenue herein because they are used by investors to compare our SG&A leverage with the performance of other building materials companies. We use Adjusted SG&A and Adjusted SG&A as a percentage of revenue to monitor and compare the financial performance of our operations. Adjusted SG&A and Adjusted SG&A as a percentage of revenue are not intended to be used as an alternative to any measure of our performance under GAAP. The following table reconciles Adjusted SG&A to the most directly comparable GAAP financial measure, which is SG&A (in thousands). Three Months Ended March 31, 2018 2017 Adjusted SG&A Selling, general and administrative expenses $ 32,276 $ 25,817 Less: Non-cash stock compensation expense (2,172) (1,619) Less: Acquisition-related costs (2,539) (413) Less: Officer transition expenses — (584) Less: Hurricane-related losses (30) — Adjusted SG&A (non-GAAP) $ 27,535 $ 23,201 SG&A as a percentage of revenues 9.8% 8.6% Adjusted SG&A as a percentage of revenues (non-GAAP) 8.4% 7.8%

12 Adjusted Net Income from Continuing Operations and Adjusted Net Income from Continuing Operations per Diluted Share Adjusted Net Income from Continuing Operations and Adjusted Net Income from Continuing Operations per Diluted Share are non-GAAP financial measures. We define Adjusted Net Income from Continuing Operations as net income (loss) attributable to U.S. Concrete, excluding the impact of net income attributable to non-controlling interest, loss (income) from discontinued operations, net of taxes, income tax expense (benefit), derivative (income) loss, non-cash change in value of contingent consideration, hurricane-related losses, quarry dredge costs for specific event, purchase accounting adjustments for inventory, non-cash stock compensation expense, acquisition-related costs, and officer transition expenses. We also adjust Adjusted Net Income from Continuing Operations for a normalized effective income tax rate of 26%. We define Adjusted Net Income from Continuing Operations per Diluted Share as Adjusted Net Income from Continuing Operations on a diluted per share basis. Acquisition-related costs consist of fees and expenses for accountants, lawyers and other professionals incurred during the negotiation and closing of strategic acquisitions and certain acquired entities' management severance costs. Acquisition-related costs do not include fees or expenses associated with post-closing integration of strategic acquisitions. We have included Adjusted Net Income from Continuing Operations and Adjusted Net Income from Continuing Operations per Diluted Share herein because they are used by investors for valuation and comparing our financial performance with the performance of other building material companies. We use Adjusted Net Income from Continuing Operations and Adjusted Net Income from Continuing Operations per Diluted Share to monitor and compare the financial performance of our operations. Adjusted Net Income from Continuing Operations and Adjusted Net Income from Continuing Operations per Diluted Share are not intended to be used as an alternative to any measure of our performance in accordance with GAAP. The following tables reconcile (i) Adjusted Net Income from Continuing Operations to the most directly comparable GAAP financial measure, which is net income (loss) attributable to U.S. Concrete and (ii) Adjusted Net Income from Continuing Operations per Diluted Share to the most directly comparable GAAP financial measure, which is net income (loss) attributable to U.S. Concrete per diluted share (in thousands, except per share amounts). Three Months Ended March 31, 2018 2017 Adjusted Net Income from Continuing Operations Reconciliation Net income (loss) attributable to U.S. Concrete $ (3,858) $ 6,880 Add: Net income attributable to non-controlling interest 42 — Add: Loss from discontinued operations, net of taxes — 122 Add: Income tax expense 1,652 6,702 Income (loss) from continuing operations before income taxes (2,164) 13,704 Less: Derivative income — (1,856) Add: Non-cash change in value of contingent consideration 368 608 Add: Hurricane-related losses 307 — Add: Quarry dredge costs for specific event 191 — Add: Purchase accounting adjustments for inventory 706 — Add: Non-cash stock compensation expense 2,172 1,619 Add: Acquisition-related costs 2,539 413 Add: Officer transition expenses — 584 Adjusted income from continuing operations before income taxes 4,119 15,072 Less: Normalized income tax expense(1) 1,071 3,919 Adjusted Net Income from Continuing Operations (non-GAAP) $ 3,048 $ 11,153 (1) Assumes a normalized effective tax rate of 26% in both periods.

13 Three Months Ended March 31, 2018 (1) 2017 Adjusted Net Income from Continuing Operations per Diluted Share Reconciliation Net income (loss) attributable to U.S. Concrete per diluted share $ (0.23) $ 0.42 Add: Net income attributable to non-controlling interest — — Add: Loss from discontinued operations, net of taxes per diluted share — 0.01 Add: Income tax expense per diluted share 0.10 0.40 Income (loss) from continuing operations before income taxes per diluted share (0.13) 0.83 Less: Impact of derivative income — (0.11) Add: Impact of non-cash change in value of contingent consideration 0.02 0.04 Add: Impact of hurricane-related losses 0.02 — Add: Impact of quarry dredge costs for specific event 0.01 — Add: Impact of purchase accounting adjustments for inventory 0.04 — Add: Impact of non-cash stock compensation expense 0.13 0.10 Add: Impact of acquisition-related costs 0.16 0.02 Add: Impact of officer transition expenses — 0.03 Adjusted income from continuing operations before income taxes 0.25 0.91 Less: Normalized income tax expense(2) 0.07 0.23 Adjusted Net Income from Continuing Operations per Diluted Share (non-GAAP) $ 0.18 $ 0.68 (1) Net loss per diluted share for the three months ended March 31, 2018 excludes common stock equivalents of 0.1 million shares from our options and restricted stock as their impact is anti-dilutive based on the net loss for the period; however, these common stock equivalents are included in Adjusted Net Income from Continuing Operations per Diluted Share. (2) Assumes a normalized effective tax rate of 26% in both periods.

14 Adjusted Free Cash Flow Adjusted Free Cash Flow is a non-GAAP financial measure. We define Adjusted Free Cash Flow as net cash provided by operating activities less purchases of property, plant and equipment, plus proceeds from the disposals of property, plant and equipment, proceeds from disposal of businesses and insurance proceeds from property loss claims. We consider Adjusted Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments. However, Adjusted Free Cash Flow is not intended to be used as an alternative to any measure of our liquidity in accordance with GAAP. The following table reconciles Adjusted Free Cash Flow to the most directly comparable GAAP financial measure, which is net cash provided by operating activities (in thousands). Three Months Ended March 31, 2018 2017 Adjusted Free Cash Flow Reconciliation Net cash provided by operating activities $ 25,936 $ 29,544 Less: Purchases of property, plant and equipment (8,375) (10,718) Add: Proceeds from the disposals of property, plant and equipment 262 485 Add: Proceeds from disposal of businesses 72 294 Add: Insurance proceeds from property loss claims 1,634 — Adjusted Free Cash Flow (non-GAAP) $ 19,529 $ 19,605 Net Debt Net Debt is a non-GAAP financial measure. We define Net Debt as total debt, including current maturities and capital lease obligations, less cash and cash equivalents. We believe that Net Debt is useful to investors as a measure of our financial position. We use Net Debt to monitor and compare our financial position from period to period. However, Net Debt is not intended to be used as an alternative to any measure of our financial position in accordance with GAAP. The following table reconciles Net Debt to the most directly comparable GAAP financial measure, which is total debt, including current maturities and capital lease obligations (in thousands). As of As of March 31, 2018 December 31, 2017 Net Debt Reconciliation Total debt, including current maturities and capital lease obligations $ 755,728 $ 693,336 Less: cash and cash equivalents 36,616 22,581 Net Debt (non-GAAP) $ 719,112 $ 670,755

15 Net Debt to Total Adjusted EBITDA Net Debt to Total Adjusted EBITDA is a non-GAAP financial measure. We define Net Debt to Total Adjusted EBITDA as Net Debt divided by Total Adjusted EBITDA for the applicable last twelve-month period. We define Total Adjusted EBITDA as our income (loss) from continuing operations, excluding the impact of income tax expense (benefit), depreciation, depletion and amortization, net interest expense, loss on extinguishment of debt, derivative (income) loss, non-cash change in value of contingent consideration, impairment of goodwill and other assets, hurricane-related losses, quarry dredge costs for specific event, purchase accounting adjustments for inventory, foreign currency losses resulting from Polaris acquisition, non-cash stock compensation expense, acquisition-related costs and officer transition expenses. We believe that Net Debt to Total Adjusted EBITDA is useful to investors as a measure of our financial position. We use this measure to monitor and compare our financial position from period to period. However, Net Debt to Total Adjusted EBITDA is not intended to be used as an alternative to any measure of our financial position in accordance with GAAP. The following table presents our calculation of Net Debt to Total Adjusted EBITDA and the most directly comparable GAAP ratio, which is total debt to last twelve months ("LTM") income from continuing operations (in thousands). Twelve Month Period April 1, 2017 to March 31, 2018 Total Adjusted EBITDA Reconciliation Income from continuing operations $ 15,448 Add: Income tax expense 7,386 Income from continuing operations before income taxes 22,834 Add: Depreciation, depletion and amortization 72,514 Add: Interest expense, net 43,124 Add: Loss on extinguishment of debt 60 Add: Derivative loss 2,647 Add: Non-cash change in value of contingent consideration 7,670 Add: Impairment of goodwill and other assets 6,238 Add: Hurricane-related losses 3,345 Add: Quarry dredge costs for specific event 3,581 Add: Purchase accounting adjustments for inventory 1,993 Add: Foreign currency losses resulting from Polaris acquisition 1,949 Add: Non-cash stock compensation expense 8,838 Add: Acquisition-related costs 12,258 Add: Officer transition expenses 200 Total Adjusted EBITDA $ 187,251 Net Debt $ 719,112 Total debt to LTM income from continuing operations 48.92x Net Debt to Total Adjusted EBITDA as of March 31, 2018 (non-GAAP) 3.84x Contact: U.S. Concrete, Inc. Investor Relations 844-828-4774 IR@us-concrete.com